UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September  25, 2017

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01Entry into a Material Definitive Agreement

On September 25, 2017, UQM Technologies, Inc. (“UQM” or the “Company”) entered into a registration rights agreement (the “Registration Rights Agreement”) in connection with the closing of the first stage investment under the previously announced Stock Purchase Agreement, dated as of August 25, 2017 (the “Agreement”) between the Company and China National Heavy Duty Truck Group Co., Ltd. (“CNHTC”), through its wholly owned subsidiary Sinotruk (BVI) Limited (the “Buyer”). The Registration Rights Agreement provides that within 15 days of the earlier of 75 days after submission of the initial CFIUS application and three months after the date of the Agreement, the Company will file an initial registration statement covering the Buyer’s registrable securities.  Buyer will also have customary “piggyback” registration rights. The Registration Rights Agreement also requires the Company to pay expenses relating to such registrations, indemnify the registration rights holders against certain liabilities, and pay the Buyer certain liquidated damages in the event its registration statements are not declared effective.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

On September 25, 2017, the Company issued a press release announcing the closing of the first stage investment under the Agreement with the Buyer. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.Description of Exhibit

10.1Registration Rights Agreement, dated September 25, 2017, between UQM Technologies, Inc. and Sinotruk (BVI) Limited.

99.1Press Release of UQM dated September 25, 2017.

EXHIBIT INDEX

Exhibit No.Description of Exhibit

10.1Registration Rights Agreement, dated September 25, 2017, between UQM Technologies, Inc. and Sinotruk (BVI) Limited.

99.1Press Release of UQM dated September 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

28
UQM TECHNOLOGIES, INC.

Date: September 27, 2017	By: /s/DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer